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                                                                   Exhibit 23.1

                      Consent of Independent Accountants

   We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-73008, 333-74336, 333-81704 and 333-81696) of
LogicVision, Inc. of our report dated January 15, 2002 relating to the financial statements and the financial statement schedule, which appears in this Form 10-K.

/s/  PricewaterhouseCoopers LLP

San Jose, California
March 18, 2002